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                                                                    EXHIBIT 23.2




                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm and to the use of our report dated February 18, 1999, included in or made a part of the Prospectus of LORECOM Technologies, Inc. which is made a part of the Registration Statement on Form SB-2 (No. 333-76451) of LORECOM Technologies, Inc.



                                           /s/ Hunter, Atkins & Russell, PLC



Oklahoma City, Oklahoma
July 27, 1999